                                                                   EXHIBIT 10.11

NEITHER THIS WARRANT NOR THE UNDERLYING SHARES HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE REVISED MAINE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. THE WARRANT HAS BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, NOR WILL ANY TRANSFEREE BE RECOGNIZED BY THE COMPANY AS HAVING ANY INTEREST IN THE WARRANT, UNLESS THE TRANSFEREE OR TRANSFEROR FURNISHES THE COMPANY A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES REGISTRATION REQUIREMENTS OF APPLICABLE SECURITIES LAWS.


                          COMMON STOCK PURCHASE WARRANT
            FOR SHARES OF ADVANTAGE BUSINESS SERVICES HOLDINGS, INC.

     Advantage Business Services Holdings, Inc., a Delaware corporation (the "Company"), for value received and subject to the terms set forth below, hereby grants to New England Business Service, Inc., a Delaware corporation ("NEBS" and together with its permitted assigns "Holder", the right to purchase from the Company at any time or from time to time before 5:00 P.M., Eastern time, on the applicable dates described in Section 2.1 below, up to 1,069,772 fully paid and non-assessable shares of Common Stock, par value $0.01 per share, of the Company, at the purchase price of $12.67 per share (the "Exercise Price"). The Exercise Price and the number and character of such shares of Common Stock purchasable pursuant to the rights granted under this Warrant are subject to adjustment as provided herein.

     This Warrant is subject to the following provisions:

     1. Definitions. As used herein, the following terms have the following respective meanings:

           (a) "Active Client" means, as of any Measurement Date, a current payroll processing client whose most recent payroll has been processed by the Company pursuant to the Alliance Agreement.

           (b) "Alliance Agreement" means that certain Alliance Agreement dated as of March 23, 2000, as amended by an Amendment to Alliance Agreement dated as of March 23, 2000, among the Company, NEBS and McBee Systems, Inc., an indirect wholly-owned subsidiary of NEBS.

           (c) "Change of Control" means (i) the acquisition by any Person, or an affiliate thereof, not now a shareholder of the Company, of beneficial ownership of more than 50% of the Company's issued and outstanding shares of Common Stock, other than as a result of a sale of shares of Common Stock by the Company, or as a result of the sale of shares of Common Stock by a shareholder in a public offering pursuant to a registration statement filed by the Company, (ii) the sale by the Company of all or substantially all the assets of the Company, or (iii) a merger of the Company pursuant to which the stockholders of the Company immediately prior to such merger do not hold a sufficient number of equity securities in the surviving company to elect a majority of the members of the surviving company's board of directors.

     (d) "Common Stock" means all stock of any class or classes (however designated) of the Company, authorized upon the Issue Date or thereafter, the holders of which shall have the right, without limitation as to amount, either to all or to a share of the balance of dividends and liquidating dividends after the payment of dividends and distributions on any shares entitled to preference, and the holders of which shall ordinarily, in the absence of contingencies, be entitled to vote for the election of a majority of directors of the Company (even though the right so to vote has been suspended by the happening of such a contingency).

     (e) "Founders' Investment" means a "Subsequent Investment" in accordance with Section 7 of the Stockholder Agreement dated as of February 10, 1998 among the Company and all of its then shareholders, as amended.

     (f) "Issue Date" means August 9, 2001.

     (g) "Measurement Date" means the 15th day of any month during the term of the Alliance Agreement starting August 15, 2001 and ending April 15, 2005.

     (h) "Other Securities", means any stock (other than Common Stock) and other securities of the Company or any other Person (corporate or other) which the Holder of this Warrant at any time shall be entitled to receive, or shall have received, upon the exercise of this Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to
Section 3.2 hereof or otherwise.

     (i) "Person" means, without limitation, an individual, a partnership, a corporation, a trust, a joint venture, an unincorporated organization, or a government or any department or agency thereof.

     (j) "Qualified Public Offering" means the sale in an underwritten public offering registered under the Securities Act of 1933 of the Company's Common Stock having an aggregate offering value of at least $50 million.

     (k) "This Warrant" means, collectively, this Warrant and all other stock purchase warrants issued in exchange therefor or replacement thereof.

2.   Exercise of Warrant.

     2.1 Exercise Period. The Holder may exercise this Warrant, in whole or in part (but not as to a fractional share of Common Stock), at any time and from time to time after the Issue Date and prior to 5:00 P.M. Eastern time on April 15, 2006, subject to the following:

          (a) Except as provided in Section 2.1(e) below, the Holder shall not be entitled to exercise this Warrant to purchase shares of Common Stock unless and until the occurrence of a Measurement Date as of which there are at least 2,500 Active Clients, and then the Holder shall become entitled to exercise this Warrant only to the extent contemplated by this Section 2.1(a), and in each case subject to the provisions of Sections 2.1(c) and 2.1(d) below. For purposes hereto a "Grant Date" is a Measurement Date described in the first column of the chart below. On each Grant Date, the Holder shall then become entitled to exercise this Warrant to purchase a number of shares of Common Stock, if any, equal to (i) the number set forth opposite such date on the chart below, minus (ii) if a Grant date has previously occurred, the number set forth on the chart below opposite the immediately prior Grant Date, provided that the foregoing determination shall not reduce, as of any Grant Date, the number of shares of Common Stock for which this Warrant may be exercised with respect to any prior Grant Date and provided further that in no event may this Warrant be exercised for more than 1,069,772 shares of Common Stock (subject to adjustment in accordance with Section 3 below).




                                                           Cumulative Number of
            Grant Date                                    Shares of Common Stock
            ----------                                    ----------------------
First Measurement Date on which at least
2,500 Active Clients but less than 5,000
Active Clients                                                   106,977.2

First Measurement Date on which at least
5,000 Active Clients but less than 7,500
Active Clients                                                   213,954.4

First Measurement Date on which at least
7,500 Active Clients but less than 10,000
Active Clients                                                   320,931.6

First Measurement Date on which at least
10,000 Active Clients but less than 12,500
Active Clients                                                   427,908.9

First Measurement Date on which at least
12,500 Active Clients but less than 15,000
Active Clients                                                   534,886

First Measurement Date on which at least
15,000 Active Clients but less than 17,500
Active Clients                                                   641,863.2

First Measurement Date on which at least
17,500 Active Clients but less than 20,000
Active Clients                                                   748,840.4

First Measurement Date on which at least
20,000 Active Clients but less than 22,50O
Active Clients                                                  855,817.6

First Measurement Date on which at least
22,000 Active Clients but less than 25,000
Active Clients                                                  962,794.8

First Measurement Date on which at least
25,000 Active Clients                                         1,069,772


          (b) Upon accrual of purchase rights under Section 2.1(a) above, the Holder must exercise this Warrant, if at all, as to such shares of Common Stock which have accrued upon the earlier of (i) the first anniversary of the Measurement Date giving rise to the accrual of such purchase rights (subject to the provisions of Section 2.2), (ii) a Change of Control (subject to the provisions of Section 2.1(c) and 2.2), or (iii) at the option of the Company, upon the consummation of a Qualified Public Offering (subject to the provisions of Sections 2.1(d) and 2.2), provided that in exercising such option, the Company shall have determined in good faith, taking into consideration the advice of the managing underwriter of the Qualified Public Offering, that continued existence of this Warrant would adversely affect the marketability of the offering or the market for the Company's Common Stock following such Qualified Public Offering. Except as provided in Section 2.1(e), Common Stock purchased upon exercise of this Warrant shall be drawn first from those shares which became purchasable hereunder on the earliest date. The Holder shall not have any right to exercise this Warrant as to any such shares of Common Stock as to which the right to purchase has accrued pursuant to Section 2.1(a) after the time period provided in this Section 2.1(b), as it may be extended by Section
     2.2 ("Lapsed Shares").

          (c) Upon a Change of Control, the number of Active Clients used to determine the shares of Common Stock purchasable hereunder in Section 2.1(a) above shall be deemed to be the lesser of (i) 25,000, or (ii) the number of Active Clients as of the fifth business day prior to such Change of Control; such number to be divided by the number of full months of operation of the Alliance Agreement; such resulting number to be multiplied by 60; and such resulting number to be rounded to the nearest 2,500./1/ The resulting number of shares of Common Stock otherwise purchasable under this
     Section 2.1(c) shall be reduced by the number of shares as to which this Warrant has previously been exercised ("Exercised Shares") and Lapsed Shares; provided that the calculation of Exercised Shares pursuant to this
     Section 2.1(c) shall exclude any shares as to

------------------------
/1/ By the way of example, in the 34th month of the Alliance Agreement, if there is a Change of Control and the number of Active Clients is 7,500, then the Holder would be entitled to exercise a total of 534,886 Warrants less Exercised and Lapsed Shares, determined as follows: 7,500/34 x 60 =13,235, rounded to 12,500/2,500 x 106,977.2 = 534,886 Warrants.

          which this Warrant has previously been exercised pursuant to Section 2.1(e), and or more than provided, further, that in no event may this Warrant be exercised for more than 1,069,772 shares of Common Stock (subject to adjustment in accordance with Section 3 below). The Company shall promptly notify NEBS in writing of the number of shares of Common Stock (or Other Securities) purchasable hereunder as a result of such proposed transaction, determined in accordance with this Section 2.1 (c), which notice shall be given not later than 5:00 p.m. Eastern time on the fifth business day prior to such Change of Control.

                (d) Upon the consummation of a Qualified Public Offering pursuant to which this Warrant is to terminate pursuant to Section 2.1(b)(iii), the number of Active Clients used to determine the shares of Common Stock purchasable hereunder in Section 2.1(a) above shall be deemed to be the lesser of (i) 25,000, or (ii) the number of Active Clients as of the fifth business day prior to the consummation of such offering (the "Determination Date"); plus the number of new Active Clients secured during the three completed months preceding the Determination Date multiplied by the remaining quarters in the initial term of the Alliance Agreement occurring prior to April
          30, 2005 (which number of remaining quarters need not be a whole number, any fraction of a quarter to be determined on the basis of the number of weeks completed divided by 13); the resulting number shall be rounded to the nearest 2,500 Active Clients./2/ The resulting number of shares of Common Stock otherwise purchasable under this
          Section 2.1(d) shall be reduced by the number of Exercised Shares and Lapsed Shares; provided that the calculation of Excluded Shares pursuant to this Section 2.1(d) shall exclude any shares as to which this Warrant has been previously exercised pursuant to Section 2.1(e), provided, further, that in no event may this Warrant be exercised for more than 1,069,772 shares of Common Stock (subject to adjustment in accordance with Section 3 below). The Company shall promptly notify NEBS in writing of the number of shares of Common Stock (or Other Securities) purchasable hereunder as a result of such proposed Qualified Public Offering, determined in accordance with this Section 2.1(d), which notice shall be given not later than 5:00 p.m. Eastern time on the fifth business day prior to such Qualified Public Offering.

                (e) Notwithstanding Section 2.1(a) above, the Holder shall be entitled to exercise this Warrant to purchase up to 320,932 shares of Common Stock at any time and from time to time from and after the Issue Date up to and including July 2, 2002 (or, if earlier, the date provided in Sections 2.1(b)(ii) or 2.1(b)(iii)) without regard to the number of Active Clients on any such exercise date,

---------------------
/2/ By the way of example, in the 36th month of the Alliance Agreement, if there is a qualified public offering, and the number of Active Clients is 7,500 and the number of new Active clients of Buyer under the Alliance Agreement secured during the preceding three months was 900, then Buyer would be entitled to exercise a total of 641,863.2 warrants less Exercised and Lapsed Shares, as follows: 7,500 + [900 x 8 (remaining quarters)] = 14,700 rounded to 15,000/2,5OO x 106,977.2 for a total of 641,863.2 Warrants.

     provided that each such exercise shall be for at least the lesser of (i) 106,977 shares of Common Stock, or (ii) the number of shares of Common Stock remaining available for exercise under this Section 2.1(e), unless the parties otherwise agree. Notwithstanding Section 2.1(b) above, Common Stock purchased upon exercise of this Warrant pursuant to this Section 2.1(e) shall be drawn first from those shares which would otherwise become purchasable hereunder on the latest date. The Holder shall not have any right to exercise this Warrant pursuant to this Section 2.1 (e) as to any such shares of Common Stock after July 2, 2002 (or, if earlier, the date provided in Sections 2.1(b)(ii) or 2.1(b)(iii)), as such date may be extended by Section 2.2. Unless otherwise indicated by the Holder in writing to the Company at the time of exercise, an exercise of this Warrant shall be deemed to have been made under this Section 2-1(e) to the extent that this Warrant is then exercisable under this Section 2.1(e). The Holder will continue to be entitled to purchase upon exercise of this Warrant any shares not purchased pursuant to this Section 2.1(e) in accordance with the provisions of Section 2.1(a) through (d) above.

     2.2 Extension of Time Periods. If notification forms are required to be filed under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 prior to an exercise of this Warrant, the Holder shall file its notification form as soon as practicable, but in any event on or before the last day on which the Warrant may be exercised as provided in Sections 2.1 (such last day, for purposes of this Section, being referred to as the "Expiration Date") with respect to the shares of Common Stock (or Other Securities) giving rise to such notification requirement. If the waiting period related to such notification, as the same may be extended by law or the consent of the parties, has not expired or been terminated at least five (5) business days prior to the Expiration Date, then anything in this Warrant to the contrary notwithstanding, the Expiration Date with respect to such exercise shall automatically be extended until 5:00 P.M. Eastern Time on the fifth business day following the expiration or earlier termination of such waiting period.

     2.3  Exercise Procedure.
          ------------------

          (a) This Warrant will be deemed to have been exercised at such time as the Company has received all of the following items (the "Exercise Date");

               (i) a completed Subscription Agreement as described in Section
          2.5 hereof, executed by the Person exercising all or part of the purchase rights represented by this Warrant (the "Purchaser");

               (ii) this Warrant; and

               (iii) a check payable to the order of the Company in an amount equal to the product of the Exercise Price multiplied by the number of shares of Common Stock being purchased upon such exercise; provided, that if requested by the Company, such payment shall be made by wire transfer of immediately available funds to the account(s) specified in such request.

          (b) As soon as practicable after the exercise of this Warrant in full or in part, and in any event within ten (10) days after the Exercise Date, the Company at its expense will cause to be issued in the name of and delivered to the Holder hereof, a certificate or certificates for the number of fully paid and non-assessable shares of Common Stock (or Other Securities) to which the Holder shall be entitled upon such exercise, together with any other stock or other securities and property (including cash, where applicable) to which the Holder is entitled upon exercise.

          (c) Unless this Warrant has expired or all of the purchase rights represented hereby have been exercised, the Company at its expense will, within ten (10) days after the Exercise Date, issue and deliver to the Holder hereof a new Warrant of like tenor, in the name of the Holder, for the number of shares of Common Stock (or Other Securities) remaining issuable under this Warrant.

          (d) The Common Stock (or Other Securities) issuable upon the exercise of this Warrant will be deemed to have been issued to the Purchaser on the Exercise Date, and the Purchaser will be deemed for all purposes to have become the record holder of such Common Stock (or Other Securities) on the Exercise Date.

          (e) The issuance of certificates for shares of Common Stock (or Other Securities) upon exercise of this Warrant will be made without charge to the Holder or the Purchaser for any issuance tax in respect thereof or any other cost incurred by the Company in connection with such exercise and the related issuance of shares of Common Stock (or Other Securities).

          (f) In the event of a Change of Control by means of a merger or consolidation in which the consideration to be received by the holders of the Common Stock (or Other Securities) in such transaction consists solely of cash, and no securities or property of any kind, then without any further action by the Holder, this Warrant will, upon the occurrence of such transaction, represent only the right to receive payment in cash of the Cash Value (as defined below) of the Warrant. Upon the later of (i) the date the cash consideration is paid to the holders of the Common Stock (or Other Securities) in such transaction or (ii) ten (10) days after the Company's receipt from the Holder of the documents required by Section 2.3(a)(ii) above, the Company shall pay the Holder, in cash, the Cash Value of this Warrant. For purposes hereof, "Cash Value" means the difference between (i) the aggregate cash that would have been payable upon such transaction for the shares of Common Stock (or Other Securities) to which the Holder would have been entitled had this Warrant been exercised as to the number of shares of Common Stock (or Other Securities) for which this Warrant may be exercised immediately prior to such transaction (taking into account the adjustments set forth in Section 2.1(c) above), minus (ii) the aggregate Exercise Price payable hereunder in respect of such shares of Common Stock (or Other Securities).

     2.4 Subscription Agreement. The Subscription Agreement will be substantially in the form set forth in Exhibit A hereto.

3.   Adjustments.
     ------------

     3.1 Adjustments for Stock Splits. If the Company shall at any time after the Issue Date subdivide its outstanding Common Stock or Other Securities, by split-up or otherwise, or combine its outstanding Common Stock or Other Securities, or issue additional shares of its capital stock in payment of a stock dividend in respect of its Common Stock or Other Securities, the number of shares issuable on the exercise of the unexercised portion of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of combination, and the Exercise Price then applicable to shares covered by the unexercised portion of this Warrant shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of combination.

     3.2 Adjustment for Reclassification. In case of any classification, capital reorganization, or material change in the economic rights (as determined in good faith by the Company's Board of Directors) of the outstanding Common Stock or Other Securities (other than as a result of a subdivision, combination or stock dividend) and other than a Founders' Investment, then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder of this Warrant, so that the Holder of this Warrant shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price not to exceed that payable upon the exercise of the unexercised portion of this Warrant, the kind and amount of shares of stock and other securities and property receivable upon such reclassification, reorganization or change by a holder of the number of shares of Common Stock or Other Securities of the Company as to which this Warrant was exercisable immediately prior to such reclassification, reorganization, or change and in any such case appropriate provision shall be made with respect to the rights and interests of the Holder of this Warrant to the end that the provisions hereof (including, without limitation, provisions for the adjustment of the Exercise Price and of the number of shares purchasable upon exercise of this Warrant) shall thereafter be applicable in relation to any shares of stock, and other securities and property, thereafter deliverable upon exercise hereof.

     3.3 Adjustment for Dividends. In case the Company shall, at any time or from time to time after the Issue Date, pay any dividend or make any other distribution upon its Common Stock (or Other Securities) payable in cash, property or securities of a corporation other than the Company, and such dividend or other distribution is not a regular or periodic cash dividend, or intended by the Board of Directors of the Company to be a regular or periodic cash dividend, regardless of whether or not the Company has a history of paying regular or periodic cash dividends or recurring periodic cash dividends of a like amount, then forthwith upon the payment of such dividend, or the making of such other distribution, as the case may be, the Exercise Price then in effect shall be reduced by the amount of such dividend or other distribution in respect of each outstanding share of Common Stock (or Other Securities). The Board of Directors of the Company shall determine the fair value of any dividend or other distribution made upon Common Stock of the Company payable in property or securities of a corporation other than the Company.

          3.4 Adjustment for Issue of Stock at Less than Exercise Price. In case the Company shall, at any time or from time to time after the Issue Date, issue or agree to issue by warrants, convertible securities, stock options or otherwise, any of its Common Stock or Other Securities, including treasury shares, (other than any shares issued in transactions to which Sections 3.1 or 3.2 of this Warrant applies), to any Person having an equity interest in the Company (or to any employee or affiliate of any such Person) for a consideration per share less than the Exercise Price per share in effect immediately prior to the time of such issue or sale and the Board of Directors of the Company determines in good faith that such issuance to existing equity holders will result in a material recapitalization of the Company and a material change in the economic rights of the Warrants, then forthwith upon such issue or sale, or agreement to issue or sell, said Exercise Price shall be reduced to a price (calculated to the nearest cent) determined by dividing (x) an amount equal to
(A) the product obtained by multiplying the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately prior to such issue by the Exercise Price in effect at such time plus (B) the consideration received by the Company upon such issue by (y) the number of shares of the Company's Common Stock outstanding (or then deemed to be outstanding as herein provided) immediately after such issue. Whenever the Exercise Price is adjusted as provided in this Section 3.4, the aggregate number of shares of Common Stock (or Other Securities) which the holder of this Warrant shall thereafter be entitled to purchase at such adjusted Exercise Price shall be increased to the number of shares determined by multiplying the number of shares of Common Stock (or Other Securities) issuable upon exercise of this Warrant immediately prior to such adjustment by the Exercise Price in effect immediately prior to such adjustment, and dividing the product so obtained by such adjusted Exercise Price. For the purposes of this Section 3.4, the number of shares of Common Stock (or Other Securities) deemed to be outstanding at any given time shall exclude shares in the treasury of the Company but shall include all shares issuable or to become issuable under any agreements, warrants (including this Warrant), convertible securities, stock options, similar rights or otherwise (hereinafter in this Section 3.4 referred to as "Options"). The Board of Directors of the Company shall determine the fair value of the amount of consideration other than money received by the Company upon the issue by it of any of its securities. Such Board shall, in case any Common Stock (or Other Securities) or Options for the purchase thereof are issued with other stock, securities or assets of the Company, determine what part of the consideration received therefor is applicable to the issue of the Common Stock (or Other Securities) or Options for the purchase thereof. If, as provided herein, the Exercise Price is adjusted as a consequence of the Company's issuance of Options, no further adjustment of the Exercise Price shall be made upon the subsequent issuance of Common Stock (or Other Securities) upon the exercise of such Options. To the extent that Options expire without having been exercised, the Exercise Price computed upon their issuance, and any subsequent adjustments based thereon, shall, upon such expiration, be recomputed to take into account only the shares of Common Stock (or Other Securities) actually issued upon the exercise of such Options. In any such recomputation, the consideration applicable to the shares of Common Stock (or Other Securities) issued shall be the aggregate consideration which was received by the Company upon the issuance of such Options, whether or not exercised, plus the additional consideration actually received by the Company upon the exercise thereof. No recomputation shall have the effect of increasing the Exercise Price by an amount in excess of the adjustment thereof made in respect of the issuance of the expired Options. Notwithstanding anything to the contrary, this Section 3.4 shall not apply to (i) compensatory options to purchase shares of Common Stock which may be granted to employees of the Company or the issuance of such shares pursuant to the exercise of such options, or (ii) a Founders' Investment.

          3.5 Adjustment for Founders' Investment. In the event a Founders' Investment is made, the Board of Directors of the Company, acting in good faith, will adjust the Exercise Price and/or the number of shares of Common Stock (or Other Securities) issuable hereunder to reflect the dilutive effect of such Founders' Investment on the Common Stock (or Other Securities) otherwise issuable hereunder.

          3.6 Certificate of Adjustment. Whenever the Exercise Price or the number of shares issuable hereunder is adjusted, as herein provided, the Company shall promptly deliver to the registered Holder of this Warrant a certificate of the Treasurer of the Company, which certificate shall state (i) the Exercise Price and the number of shares of Common Stock (or Other Securities) issuable hereunder after such adjustment, (ii) the facts requiring such adjustment, and
(iii) the method of calculation for such adjustment and increase or decrease.

          3.7 Small Adjustments. No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease in the Exercise Price of at least one percent; provided, however, that any adjustments which by reason of this Section 3.7 are not required to be made immediately shall be carried forward and taken into account at the time of exercise of this Warrant or any subsequent adjustment in the Exercise Price which, singly or in combination with any adjustment carried forward, is required to be made under Sections 3.1, 3.2, 3.3, 3.4 or 3.5.

     4. No Dilution or Impairment. The Company (a) will not permit the par value of any shares of Stock (or Other Securities) receivable upon the exercise of this Warrant to exceed the amount payable therefor upon such exercise, and
(b) will take all such action as may be
necessary or appropriate in order that the Company may validly and legally issue fully paid and non-assessable shares of Common Stock (or Other Securities) upon the exercise of this Warrant.

     5.   Notices of Record Date. In the event of

          (a) any taking by the Company of a record of the holders of any class of securities of the Company for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution or any right to subscribe for, purchase, or otherwise acquire any shares of stock of any class of the Company, or any other securities or property, or to receive any other right; or

          (b) any capital reorganization of the Company, any reclassification or recapitalization of the capital stock of the Company, or any Change of Control; or

          (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company; or

          (d) any proposed issue or grant by the Company of any shares of stock of any class or any other securities of the Company, or any right or option to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities of the Company (other than (i) the issue of Common Stock (or Other Securities) on the exercise of this Warrant, (ii) stock options to purchase shares of Common Stock which may be granted to employees of the Company or the issuance of such shares pursuant to the exercise of such options, and (iii) any shares issued in transactions to which Sections 3.1, 3.2, 3.4 or 3.5 of this Warrant applies); then and in each such event the Company will mail or cause to be mailed to the Holder of this Warrant a notice specifying (i) the date on which any such record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right,
     (ii) the date on which any such reorganization, reclassification, recapitalization, Change of Control, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or Other Securities) shall be entitled to exchange their shares of Common Stock (or Other Securities) for securities or other property deliverable upon such reorganization, reclassification, recapitalization, Change of Control, liquidation or winding-up, and (iii) the amount and character of any stock of any class or other securities of the Company, or rights or options with respect thereto, proposed to be issued or granted, the date of such proposed issue or grant and the persons or class of persons to whom such proposed issue or grant is to be offered or made. Such notice shall be mailed at least ten (10) days prior to the date therein specified.

     6. Reservation of Stock Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, all shares of Common Stock (or Other Securities) from time to time issuable upon the exercise of this Warrant.

7.   Disposition of This Warrant or Common Stock.

     (a) The Holder of this Warrant and any transferee hereof or of the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable, by their acceptance hereof, hereby understand and agree that this Warrant and the Common Stock (or Other Securities) with respect to which this Warrant may be exercisable have not been registered under the Securities Act of 1933, as amended (the "Act", and may not be sold, pledged, hypothecated, donated, or otherwise transferred (whether or not for consideration) without an effective registration statement under the Act or an opinion satisfactory to the Company of counsel satisfactory to the Company and/or submission to the Company of such other evidence as may be satisfactory to counsel to the Company, in each such case, to the effect that any such transfer shall not be in violation of the Act. It shall be a condition to the transfer of this Warrant that any transferee thereof deliver to the Company its written agreement to accept and be bound by all of the terms and conditions of this Warrant.

     (b) The stock certificates of the Company that will evidence the shares of Common Stock (or Other Securities) with respect to which this Warrant may be exercisable will be imprinted with a conspicuous legend in substantially the following form:

"THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, THE REVISED MAINE SECURITIES ACT, OR THE SECURITIES LAWS OF ANY OTHER JURISDICTION. SUCH SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND
MAY NOT BE OFFERED FOR SALE, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, NOR WILL ANY TRANSFEREE BE RECOGNIZED BY THE COMPANY AS HAVING ANY INTEREST IN SUCH SHARES, UNLESS THE TRANSFEREE OR TRANSFEROR FURNISHES THE COMPANY A SATISFACTORY OPINION OF COUNSEL THAT SUCH TRANSFER WILL NOT VIOLATE THE SECURITIES REGISTRATION REQUIREMENTS OF APPLICABLE SECURITIES LAWS."

     (c) Notwithstanding anything herein to the contrary, this Warrant may be transferred by the Holder only (i) to NEBS, or a direct or indirect subsidiary of NEBS; provided that the Holder shall not avoid the provisions of this Warrant by making one or more transfers to one or more subsidiaries and then disposing of all or any portion of the Holder's interest in any such subsidiary or (ii) with the Company's prior written consent, provided further, that any transferee of this Warrant shall agree in writing to be bound by the provisions of this Warrant and shall sign a counterpart to the certain Stockholders Agreement, dated as of February 10, 1998, among the Company and its stockholders, as amended (the "Stockholders Agreement"), and become a party to the Stockholders Agreement having the same rights and responsibilities thereunder as the transferor.

     8. Rights and Obligations of Warrant Holder. The Holder of this Warrant shall not, by virtue hereof, be entitled to any voting rights or other rights as a stockholder of the Company. No provision of this Warrant, in the absence of affirmative actions by the Holder to purchase Common Stock (or Other Securities) of the Company by exercising this Warrant, and no enumeration in this Warrant of the rights or privileges of the Holder, will give rise to any liability of such Holder for the Exercise Price of Common Stock (or Other Securities) acquirable, exercise hereof or as a stockholder of the Company.

     9. Transfer of Warrants. Subject to compliance with the restrictions on transfer applicable to this Warrant referred to in Section 7 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, without charge to the registered Holder, upon surrender of this Warrant with a properly executed Assignment (in substantially the form attached hereto as Exhibit B), to the Company, and the Company at its expense will issue and deliver to or upon the order of the Holder hereof a new Warrant or Warrants in such denomination or denominations as may be requested, but otherwise of like tenor, in the name of the Holder or as the Holder (upon payment of any applicable transfer taxes) may direct.

     10. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of any Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like tenor.

     11. Remedies. The Company stipulates that the remedies at law of the Holder of this Warrant in the event of any default or threatened default by the Company in the performance of or compliance with any of the terms of this Warrant are not and will not be adequate, and that such terms may be specifically enforced by a decree for the specific performance of any agreement contained herein or by an injunction against a violation of any of the terms hereof or otherwise.

     12. Company Records. Until this Warrant is transferred on the books of the Company, the Company may treat the registered Holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

     13. Miscellaneous.

         13.1 Notices. All notices and other communications from the Company to the Holder of this Warrant shall be mailed by first class mail, postage prepaid, to New England Business Service, Inc., 500 Main Street, Groton, Massachusetts 01471 or such other address as may have been furnished by the Holder in writing to the Company. All communications from the Holder of this Warrant to the Company shall be mailed by first class mail, postage prepaid, to Advantage Business Services Holdings, Inc., 126 Merrow Road, Auburn, Maine 04211, or such other address as may have been furnished to the Holder in writing by the Company.

     13.2 Amendment and Waiver. Except as otherwise provided herein, this Warrant and any term hereof may be amended, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of such amendment, waiver, discharge or termination is sought.

     13.3 Governing Law; Descriptive Headings. This Warrant shall be construed and enforced in accordance with and governed by the laws of the State of Maine. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof

Dated: August 9, 2001

                                     ADVANTAGE BUSINESS SERVICES,
                                     HOLDINGS, INC.


                                     By:       /s/ Charles W. Lathrop, Jr.
                                        ----------------------------------------
                                        Its: President & Chief Executive Officer
[Corporate Seal]

ATTEST:


/s/ Charles W. Lathrop, Jr.
---------------------------------
Secretary

                                    EXHIBIT A

                             SUBSCRIPTION AGREEMENT

                  [To be signed only upon exercise of Warrant]

To:                                                Date:

     The undersigned, the Holder of the within Warrant, pursuant to the provisions set forth in the within Warrant, hereby irrevocably elects to exercise the purchase rights represented by such Warrant for, and agrees to subscribe for and purchase thereunder, [_____] shares of the Common Stock (or Other Securities) covered by such Warrant and herewith makes payment of $[_____] therefor, and requests that the certificates for such shares be issued in the name of, and delivered to, [_____], whose address is: [_____]. If said number of shares is less than all the shares covered by such Warrant, a new Warrant shall be registered in the name of the undersigned and delivered to the address stated below.

                                       Signature
                                                --------------------------------
                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Warrant or on the form of
                                                 Assignment attached as Exhibit
                                                 B thereto.)

                                       Address
                                                --------------------------------

                                                --------------------------------

                                                --------------------------------

                                    EXHIBIT B

                                   ASSIGNMENT

                  [To be signed only upon transfer of Warrant)

     For value received, the undersigned hereby sells, assigns and transfers all of the rights of the undersigned under the within Warrant with respect to the number of shares of the Common Stock (or Other Securities) covered thereby set forth below, unto:



Name of Assignee                    Address                        No. of Shares

                                        Signature
                                                 -------------------------------
                                                 (Signature must conform in all
                                                 respects to name of Holder as
                                                 specified on the face of the
                                                 Warrant or on the form of
                                                 Assignment attached as Exhibit
                                                 B thereto.)

                                        Address
                                                 -------------------------------

                                                 -------------------------------

                                                 -------------------------------
                                       16